UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023
DYNATRACE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-39010	47-2386428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Trapelo Road, Suite 116		02451
Waltham	MA
(Address of principal executive offices)		(Zip Code)
(781) 530-1000
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On November 15, 2023, Dynatrace, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., as underwriter (the “Underwriter”), and the selling stockholders named therein (the “Selling Stockholders”).
Pursuant to the terms of the Underwriting Agreement, the Selling Stockholders agreed to sell an aggregate of 10,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to the Underwriter at a price per share of $50.00 (the “Offering”). In addition, the Selling Stockholders granted the Underwriter an option to purchase, for a period of 30 calendar days from November 15, 2023, up to an additional 1,500,000 shares of Common Stock. The Company will not receive any proceeds from the sale of the Common Stock by the Selling Stockholders.
The Offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-275560) filed on November 15, 2023, including a prospectus supplement dated November 15, 2023 (the “Registration Statement”). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such Registration Statement. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
The Offering is expected to close on or about November 17, 2023, subject to customary closing conditions. A copy of the legal opinion and consent of Goodwin Procter LLP relating to the Shares is attached as Exhibit 5.1 hereto.
Item 8.01. Other Events.
On November 15, 2023, the Company issued a press release announcing the Offering. A copy of this press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
On November 15, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 15, 2023, among Dynatrace, Inc., BofA Securities Inc., as underwriter, and the selling stockholders named therein.
5.1	Opinion of Goodwin Procter LLP.
23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).
99.1	Launch Press Release issued by Dynatrace, Inc. dated November 15, 2023.
99.2	Pricing Press Release issued by Dynatrace, Inc. dated November 15, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2023	DYNATRACE, INC.

	By:	/s/ James Benson
Name: James Benson
Title: Senior Vice President, Chief Financial Officer & Treasurer